SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                 26-Dec-03

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-39EX
(Exact name of registrant as specified in its charter)


          Delaware                      333-106925             74-2440850
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


745 Seventh Avenue, 7th Floor
New York, New York                                                   10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

                 On   26-Dec-03   a scheduled distribution was made from
the Trust to holders of the Certificates.  The Trustee has caused to be filed
with the Commission, the Monthly Report dated     26-Dec-03
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.





                    A.   Monthly Report Information
                         See Exhibit No.1


                    B.   Have and deficiencies occurred?  NO.
                                  Date:
                                  Amount:

                    C.   Item 1: Legal Proceedings:  NONE

                    D.   Item 2: Changes in Securities:   NONE

                    E. Item 4: Submission of Matters to a Vote of Certificateholders: NONE

                    F.   Item 5: Other Information - Form 10-Q, PartII
                     - Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                    Exhibit No.

   1.)                  Monthly Distribution Repor       26-Dec-03


STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-39EX

REPORTS TO NOTEHOLDERS

Distribution Date:                       26-Dec-03

DISTRIBUTION SUMMARY

       Class           Orig Bal       Beg Bal           Prin
         A           65,450,000     65,450,000       1,631,261
         M1           6,294,000      6,294,000           0
         M2           5,328,000      5,328,000           0
         M3           4,615,000      4,615,000           0
         B            1,259,000      1,259,000           0
         P               100            100              0
         X             965,046        965,046            0
         R                0              0               0
       Total         83,911,146     83,911,146       1,631,261


       Class             Rate           Int
         A             1.61875%       91,232
         M1            1.96875%       10,670
         M2            5.50000%       24,420
         M3            5.50000%       21,152
         B             6.00000%        6,295
         P             0.00000%       11,757
         X             5.73539%          0
         R             0.00000%          0
       Total                          165,527



       Class             Loss        Total Dist      Int Short        End Bal
         A               N/A         1,722,493           0          63,818,739
         M1              0.00         10,670             0          6,294,000
         M2              0.00         24,420             0          5,328,000
         M3              0.00         21,152             0          4,615,000
         B               0.00          6,295             0          1,259,000
         P               N/A          11,757             0             100
         X               N/A             0               0          1,366,099
         R               0.00            0               0              0
       Total             0.00        1,796,788           0          82,680,938



AMOUNTS PER $1,000 UNIT

       Class            Cusip           Prin            Int            Total
         A            86359BDX6     24.92377341     1.39392361     26.31769702
         M1           86359BDY4     0.00000000      1.69531300      1.69531300
         M2           86359BDZ1     0.00000000      4.58333333      4.58333333
         M3           86359BEA5     0.00000000      4.58333261      4.58333261
         B            86359BEB3     0.00000000      5.00000000      5.00000000
         P               N/A        0.00000000      117572.1000    117572.1000
         X               N/A        0.00000000      0.00000000      0.00000000




                      REAL LOSS    INT SHORTFALL
       Class           OF PRIN          AMT           End Bal
         A           0.00000000     0.00000000     975.07622659
         M1          0.00000000     0.00000000     1000.00000000
         M2          0.00000000     0.00000000     1000.00000000
         M3          0.00000000     0.00000000     1000.00000000
         B           0.00000000     0.00000000     1000.00000000
         P           0.00000000     0.00000000     1000.00000000
         X           0.00000000     0.00000000     1415.57879981


Principal Distributions & Pool Balance:
Beginning Balance                                                     83,911,146
     Scheduled Principal                                                  61,783
     Prepayments (Includes Curtailments)                               1,168,425
     Net Liquidation Proceeds                                                  0
     Repurchases                                                               0
     LPMI Insurance Proceeds                                                   0
     Total Principal Remittance                                        1,230,208
     Net Realized Losses                                                       0
Ending Balance                                                        82,680,938
Count                                                                        557

Aggregate Pool Balance (includes Prefund Amount)                      82,680,938

Balance of Deleted Mortgage Loans                                           0.00
Balance of Substituted Mortgage Loans                                       0.00

Ending Overcollateralization Amount                                    1,366,099
Target Overcollateralization Amount                                    4,740,980
Overcollateralization Deficiency Amount                                3,374,881

Interest Distributions & Fees:
Scheduled Interest                                                       597,929
     Less:  Servicing Fee                                                 34,963
     Less:  LPMI Fee                                                       5,102
     Less: Trustee Fee                                                     1,993
     Less:  Credit Risk Manager Fee                                        1,049
Net Interest Available                                                   554,822


Prefunding Account (if applicable):
Beginning Balance                                                              0
Subsequent Transfer                                                            0
Added to available certificate principal                                       0
Amount on Deposit in Prefunding Account                                        0


Capitalized Interest Account (if applicable):
Beginning Balance                                                              0
less: Capitalized Interest Requirement                                         0
less: Withdrawal of amounts to Depositor                                       0
Ending Balance                                                                 0


Amount of Advances required to be made by servicer                       580,572
Amount of Advances actually made by servicer                             580,572
Amount of Advance shortfall                                                    0

Delinquency Information & Mortgage Pool characteristics
                                                            Count        Balance
30-59 days delinq                                 0               0
60-89 days delinq                                 0               0
90+ days delinq                                   0               0
*Note:  Do not include loans in 4close, bankruptcy, or REO.
                                                            Count        Balance
Foreclosure                                                      0             0
Bankruptcy                                                       8     1,017,147
REO                                                              0             0

                                                            Count        Balance
Outstanding Loans                                              557    82,680,938

Current Delinquency Rate (60+days)                        1.23021%
Rolling Three Month Delinquency Rate (60+days)            1.23021%

Weighted Average Term to Maturity of Mortgage Loan            328
Weighted Average Gross Coupon of Mortgage Loans           8.55089%
Weighted Average Net Coupon of Mortgage Loans             7.94943%

Balance of Loans which became REO in the prior calendar month                  0

Realized Losses incurred during the related Prepayment Period                  0
Cumulative Realized Losses since Cut-Off Date                                  0

Prepayment Premiums paid to Class P Certificate                           11,757

Interest Shortfall
                                   Net Prepayment                     Unpaid
                     Carryforward    Interest      Net Funds Cap   Net Funds Cap
                       Interest      Shortfall       Shortfall       Shortfall
A                               0               0               0              0
M1                              0               0               0              0
M2                              0               0               0              0
M3                              0               0               0              0
B                               0               0               0              0
P                               0               0               0              0
X                               0               0               0              0
TOTAL                           0               0               0              0



                    SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-39EX


                        By: /s/ Charles Pedersen
                        Name:  Charles Pedersen
                        Title:  Vice President
                        US Bank, NA, as Trustee